UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7101 Muirkirk Road
Beltsville, Maryland 20705
(Address of registrant’s principal executive office)

(301) 470-3366
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On December 12, 2012, the Board of Directors (the “Board”) of Rockwood Holdings, Inc. (the “Company”) granted a “target” number of 30,870 restricted stock units to Mr. Ghasemi, and a “target” number of 8,269 restricted stock units to each of Messrs. Zatta and Riordan.  The maximum number of restricted stock units that may vest with respect to each of these executives upon the achievement of certain performance measures is up to one and one half times the “target” amount of the restricted stock units, subject to certain service requirements. Except as described herein, upon vesting, each restricted stock unit represents the right to receive one share of common stock.  These restricted stock units generally vest on January 1, 2016 (the “Vesting Date”), subject to the executive’s continued employment with the Company and continued compliance with the Company’s code of ethics on the Vesting Date, if and to the extent the Company achieves a certain level of total shareholder return based on average closing stock price per share of common stock of the Company for the 60 trading days prior to the beginning and end of the period from January 1, 2013 through December 31, 2015 (the “Performance Period”) as compared to the total shareholder return for companies that comprise the Dow Jones US Chemical Index based on average closing stock price for such companies for the 60 trading days prior to the beginning and end of the Performance Period with no restricted stock units earned if the Company’s rank relative to such companies is less than the twenty-five percentile.

Further, the Company granted a “target” number of 27,808 market stock units (together with the restricted stock units, the “Units”) to Mr. Ghasemi and a “target” number of 7,449 market stock units to each of Messrs. Zatta and Riordan.  The maximum number of market stock units that may vest with respect to each of these executives upon the achievement of certain performance measures is up to one and one half times the “target” amount of the market stock units, subject to certain service requirements. Except as described herein, upon vesting, each market stock unit represents the right to receive one share of common stock.  These market stock units generally vest on January 1, 2016 (the “Vesting Date”), subject to the executive’s continued employment with the Company and continued compliance with the Company’s code of ethics on the Vesting Date, based upon the product of (a) the Company’s stock price multiplier, which is a calculated percentage change in the price of the Company’s common stock over the period beginning on January 1, 2013 and ending on December 31, 2015 (the “Award Period”) and (b) the target amount of shares.  The stock price multiplier is the quotient of the Company’s average closing stock price of the Company for the last 60 trading days of the Award Period divided by the Company’s average closing stock price of the Company for the 60 days prior to the beginning of the Award Period, with no market stock units earned if the Company’s stock price at the end of the Award Period is less than 50% of the Company’s stock price at the beginning of the Award Period.

Upon the occurrence of a change in control (as defined in the respective Unit agreement) of the Company prior to the end of the Performance Period or Award Period, each of the respective performance measures vest in a number of shares based upon the change in control price and convert into the right to receive a cash payment based on the price per share paid in the change in control of the Company, with such payments to be made no earlier than the Vesting Date.  In the event of a termination of the executive’s employment without cause (as defined in the respective Unit agreement) by the Company or a resignation by the executive for good reason (as defined in the respective Unit agreement) during the twenty-four month period following a change in control of the Company but prior to the Vesting Date, the cash payment will immediately vest and be payable on the date of termination.  In the event of any termination of the executive’s employment for cause by the Company or a resignation by the executive (other than due to the executive’s death, disability (as defined in the respective Unit agreement), retirement (as defined in the respective Unit agreement) or for good reason) following a change in control of the Company, the executive forfeits any payout.  In addition, if prior to the Vesting Date, but absent a change in control of the Company, the executive’s employment is terminated by the Company other than for cause, then, in the committee’s sole discretion, a portion of the respective Units may become vested depending upon (i) the performance achieved had the executive remained employed with the Company through the Vesting Date and (ii) such executive’s period of service, with such distribution of common stock to be made no earlier than the Vesting Date. If prior to the Vesting Date, but absent a change in control of the Company, the executive’s employment is terminated due to the executive’s death, disability or retirement, then a portion of the respective Units may become vested depending upon (i) the performance achieved had the executive remained employed with the Company through the Vesting Date and (ii) such executive’s period of service, with such distribution of common stock to be made no earlier than the Vesting Date.

The Units were granted to each of these executives pursuant to the 2009 Rockwood Holdings Inc. Stock Incentive Plan for the Company and its subsidiaries filed as Appendix A to the definitive Proxy Statement of the Company on Schedule 14A filed on March 24, 2009 and pursuant to a Restricted Stock Unit Award Agreement and Market Stock Unit Award Agreement for Messrs. Ghasemi, Zatta and Riordan, forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01.            Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement
10.2	Form of Market Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: December 17, 2012